Exhibit 99.1

NexMetals Metallurgical Assay Results Confirm Clean

Copper & Nickel-Cobalt Concentrates from Selebi Mines

Vancouver, British Columbia, October 22, 2025 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (the “Company” or “NEXM”) is pleased to announce that final concentrate assay results from its bulk sample-based metallurgical test program (see news release dated September 3, 2025) at the past-producing Selebi Mines in Botswana have confirmed the potential to produce clean, high-grade, saleable copper and nickel-cobalt concentrates.

Clean Concentrates Confirmed

●	Commercial Specifications: Assays confirm both concentrates potentially meet industry-standard smelter acceptance criteria, establishing a potential pathway to commercial sales.

●	Clean Concentrate: Both the copper and nickel concentrates show very low levels of deleterious elements, including magnesium, cadmium, mercury, fluorine, lead, silica, and arsenic, all are below industry-standard penalty thresholds. This clean profile is highly compelling and could enhance marketability and offtake terms.

●	Low-Capital Restart Pathway: Validates the option for the Company to restart operations without the need for an on-site smelter or hydrometallurgical plant, reducing capital intensity and execution risk.

Next Steps

●	Based on findings from mineralogical studies, investigate opportunity to reduce nickel losses of liberated nickel sulphide fines in nickel rougher tails by minimizing overgrinding and fines generation.
●	Variability testing on additional Selebi samples.
●	Use results to optimize the flowsheet and mining sequence to drive higher overall recoveries.

Morgan Lekstrom, CEO of the Company, commented: “These results confirm the success of our flowsheet process testing which demonstrated our ability to produce two separate, high-grade saleable copper and nickel concentrates. The final assays now show that both concentrates are very clean, containing low levels of deleterious elements and potentially meet commercial smelter specifications. Another exciting step in our accelerated work program, this further de-risks the project and enhances the marketability of Selebi’s concentrates.”

Technical Details

The geochemical analyses were carried out by Activation Laboratories Ltd. (“Actlabs”), Ancaster, Ontario, Canada, to provide quality assessment of the Copper and Nickel concentrates produced from Selebi Locked Cycle Test 1 carried out at Blue Coast Research labs (see news release dated September 3, 2025). For brevity, only the analyses of potentially payable metals and deleterious elements are given in Table 1. Deleterious elements that can attract penalties in copper concentrate include arsenic, antimony, bismuth, lead, zinc, mercury, fluorine/chlorine, cadmium, selenium, tellurium, silica (SiO2), alumina (AL2O3), and magnesia (MgO). Deleterious elements in nickel concentrate include arsenic, antimony, bismuth, lead, mercury, zinc, chlorine/fluorine, phosphorous, magnesium, aluminum, silica, and carbon.

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For both the copper and nickel concentrates, all deleterious elements are well below the industry standard smelter penalty threshold.

Table 1. Lock Cycle Test -1 Copper and Nickel Concentrate Quality Assessment

Analyte	Analytical Method	Unit	Copper Concentrate	Nickel Concentrate
Potentially Payable Metals
Ni	4AD-ICP	%	0.744	10.593
Cu	4AD-ICP	%	27.772	2.491
Co	4AD-ICP	%	0.023	0.546
Ag	4AD-ICP	g/t	47.5	20.2
Au	FA-ICP	g/t	0.75	0.27
Pd	FA-ICP	g/t	0.57	0.64
Pt	FA-ICP	g/t	0.36	0.84
Other Elements
As	4AD-ICP	ppm	4	2
Al2O3	FUS-XRF/FUS-ICP	%	0.71	0.23
Sb	4AD-ICP	ppm	51	20
Bi	4AD-ICP	ppm	10	34
Cd	4AD-ICP	ppm	33.9	9.7
Cl	INAA	%	0.01	<0.01
Ctot	Eltra	%	0.26	0.05
F	FUS-ISE	%	<0.01	<0.01
Fe	4AD-ICP	%	36.21	50.15
Pb	4AD-ICP	ppm	44	29
MgO	FUS-XRF	%	0.26	<0.01
Hg	1G	ppb	19	11
Mo	4AD-ICP	ppm	<1	3
Se	4AD-ICP	ppm	25	<10
SiO2	FUS-XRF/FUS-ICP	%	0.04	0.57
Al2O3	FUS-XRF/FUS-ICP	%	0.71	0.23
Stot	Eltra	%	34.88	35.73
Te	4AD-ICP	ppm	58	48
Zn	4AD-ICP	ppm	670	358

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Quality Control

Analyses were performed at Blue Coast Research (“BCR”) in Parksville, British Columbia and Actlabs. BCR used a four acid digestion analyzed by ICP-OES (4AD-ICP) and Combustion-IR by Eltra for Sulfur (S(tot)-ELTRA). Actlabs carried out the remaining analyses using Hg-Cold Vapour AA, Whole rock Analysis-XRF, Short Lived (INAA), Fusion Specific Ion Electrode-ISE and Major Elements Fusion (ICP-OES).

Actlabs is an independent laboratory and accredited by the Standards Council of Canada to the ISO/IEC 17025 standard.

Qualified Persons

All scientific and technical information in this news release has been reviewed and approved by Norman Lotter, P.Eng., Pr.Eng., C.Eng., FSAIMM, FIMM, Consulting Engineer, and by Sharon Taylor, MSc., P.Geo., Vice President Exploration of the Company, each of whom are “qualified persons” for the purposes of NI 43-101 and Subpart 1300 of Regulation S-K.

Technical Report

The mineral resource estimate on the Selebi Mine is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” and dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and is available on SEDAR+ (www.sedarplus.ca) and “S-K 1300 Technical Report Summary Selebi Mines, Central District, Republic of Botswana” and dated December 17, 2024, filed in accordance with Subpart 1300 of Regulation S-K on EDGAR (www.sec.gov), and in each case under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

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Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward-looking information includes, but is not limited to: the expectation that the Selebi Mines have the potential to produce clean, high-grade, saleable copper and nickel-cobalt concentrates, and the potential commercial sale of such concentrates; the expectation that the Company will not be required to build a smelter or hydrometallurgical facility on the Selebi Mines to restart operations; the expectation that the proposed flow sheet design in respect of the Selebi Mines will result in lower energy requirements and a reduced environmental footprint; the Company’s anticipation of a faster and more efficient potential restart of the Selebi Mines; anticipated flexibility in future potential offtake negotiations; the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selebi Mines as currently contemplated, including variability testing on additional Selebi samples and flowsheet optimization; the expectation that exploration activities will accurately predict mineralization; the Company’s expectation that the mineral resource estimate may be materially improved; the expectation that the Company will implement its drilling, geoscience and metallurgical work on its properties and work plans generally; management’s belief that the historical resource could be indicative of the presence of mineralization on the deposits; and the anticipated benefits of the Company’s approach to the resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, the Selebi Mines may not restart or re-enter production on the timing anticipated or at all; risks related to the potential commercial sale of concentrates or that such sales do not occur on the timing anticipated or at all; capital and operating costs varying significantly from estimates; the derisking and reduced capex and energy requirements of the Selebi Mines may not be as anticipated; the Company may not enter into future offtake agreements; the ability of exploration and metallurgical results to predict mineralization, prefeasibility or the feasibility of mine production; the risk that future assay results will not be as anticipated or received when anticipated; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.com), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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